UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2015

NEWPARK RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-2960	72-1123385
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9320 Lakeside Boulevard, Suite 100
The Woodlands, TX		77381
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (281) 362-6800

______________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan

On April 6, 2015, the Board of Directors of Newpark Resources, Inc. (the “Company”), subject to stockholder approval, approved the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (the “2015 Plan”). The 2015 Plan was also approved by the stockholders of the Company on May 22, 2015. The 2015 Plan enables the Compensation Committee to grant to employees, including executive officers and other corporate and divisional executives, of the Company and its subsidiaries a variety of forms of equity-based compensation, including grants of options to purchase shares of common stock, shares of restricted common stock, restricted stock units, stock appreciation rights, other stock-based awards and performance-based awards. The maximum number of shares of common stock that may be issued or awarded under the 2015 Plan is 6,000,000 shares.

The principal features of the 2015 Plan are described in detail under “Proposal No. 3 Approval of the Adoption of 2015 Employee Equity Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the 2015 Annual Meeting of Stockholders filed by the Company with the Securities and Exchange Commission on April 9, 2015 (the “Proxy Statement”). The description of the principal features of the 2015 Plan included in the Proxy Statement is incorporated herein by reference.

The foregoing description of the principal features of the 2015 Plan is qualified in its entirety by reference to the full text of the 2015 Plan, which is filed as Exhibit 4.7 to the Company’s Registration Statement on Form S-8 on May 22, 2015 (SEC File No. 333-204403).

Item 5.07     Submission of Matters to a Vote of Security Holders.

On May 22, 2015, the following proposals were submitted to the stockholders of the Company at the Company’s 2015 Annual Meeting of Stockholders.

1.	The election of seven directors to the Board of Directors;
2.	An advisory vote on named executive officer compensation;
3.	Approval of the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan; and
4.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2015.

The proposals are more fully described in the Company’s Proxy Statement. The following are the final vote results along with a brief description of each proposal.

Proposal 1: Election of Directors: the stockholders of the Company elected each of the following director nominees for a term that will continue until the 2016 Annual Meeting of Stockholders.

Director	Votes For	Withheld	Broker Non-Votes
David C. Anderson	69,240,060	445,118	5,875,251
Anthony J. Best	67,189,275	2,495,903	5,875,251
G. Stephen Finley	69,225,233	459,945	5,875,251
Paul L. Howes	69,240,560	444,618	5,875,251
Roderick A. Larson	67,192,366	2,492,812	5,875,251
James W. McFarland, PhD	69,152,015	533,163	5,875,251
Gary L. Warren	69,195,015	490,163	5,875,251

Proposal 2: An advisory vote on named executive officer compensation: the stockholders of the Company approved, on a non-binding advisory basis, the compensation of the named executive officers as described in the Company’s Proxy Statement.

For	Against	Abstain	Broker Non-Votes
66,970,350	2,637,493	77,335	5,875,251

Proposal 3: Approval of the 2015 Employee Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
64,144,521	5,531,441	9,216	5,875,251

Proposal 4: Ratification of the Appointment of Independent Registered Public Accounting Firm: the stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2015.

For	Against	Abstain	Broker Non-Votes
75,504,807	42,996	12,626

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1

Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-8 filed on May 22, 2015 (SEC File No. 333-204403).

10.2

Form of Restricted Stock Agreement under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (time vested), incorporated by reference to Exhibit 4.8 to the Company’s Registration Statement on Form S-8 filed on May 22, 2015 (SEC File No. 333-204403).

10.3

Form of Restricted Stock Unit Agreement under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (performance based), incorporated by reference to Exhibit 4.9 to the Company’s Registration Statement on Form S-8 filed on May 22, 2015 (SEC File No. 333-204403).

10.4

Form of Restricted Stock Unit Agreement under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (retirement eligible), incorporated by reference to Exhibit 4.10 to the Company’s Registration Statement on Form S-8 filed on May 22, 2015 (SEC File No. 333-204403).

10.5

Form of Restricted Stock Unit Agreement under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (not retirement eligible), incorporated by reference to Exhibit 4.11 to the Company’s Registration Statement on Form S-8 filed on May 22, 2015 (SEC File No. 333-204403).

10.6

Form of Restricted Stock Unit Agreement under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (international), incorporated by reference to Exhibit 4.12 to the Company’s Registration Statement on Form S-8 filed on May 22, 2015 (SEC File No. 333-204403).

10.7

Form of Non-Qualified Stock Option Agreement under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (retirement eligible), incorporated by reference to Exhibit 4.13 to the Company’s Registration Statement on Form S-8 filed on May 22, 2015 (SEC File No. 333-204403).

10.8

Form of Non-Qualified Stock Option Agreement under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (not retirement eligible), incorporated by reference to Exhibit 4.14 to the Company’s Registration Statement on Form S-8 filed on May 22, 2015 (SEC File No. 333-204403).

10.9

Form of Non-Qualified Stock Option Agreement under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (international), incorporated by reference to Exhibit 4.15 to the Company’s Registration Statement on Form S-8 filed on May 22, 2015 (SEC File No. 333-204403).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: May 28, 2015	By:	/s/ Mark J. Airola
Mark J. Airola
Senior Vice President, General Counsel and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-8 filed on May 22, 2015 (SEC File No. 333-204403).

10.2

Form of Restricted Stock Agreement under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (time vested), incorporated by reference to Exhibit 4.8 to the Company’s Registration Statement on Form S-8 filed on May 22, 2015 (SEC File No. 333-204403).

10.3

Form of Restricted Stock Unit Agreement under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (performance based), incorporated by reference to Exhibit 4.9 to the Company’s Registration Statement on Form S-8 filed on May 22, 2015 (SEC File No. 333-204403).

10.4

Form of Restricted Stock Unit Agreement under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (retirement eligible), incorporated by reference to Exhibit 4.10 to the Company’s Registration Statement on Form S-8 filed on May 22, 2015 (SEC File No. 333-204403).

10.5

Form of Restricted Stock Unit Agreement under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (not retirement eligible), incorporated by reference to Exhibit 4.11 to the Company’s Registration Statement on Form S-8 filed on May 22, 2015 (SEC File No. 333-204403).

10.6

Form of Restricted Stock Unit Agreement under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (international), incorporated by reference to Exhibit 4.12 to the Company’s Registration Statement on Form S-8 filed on May 22, 2015 (SEC File No. 333-204403).

10.7

Form of Non-Qualified Stock Option Agreement under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (retirement eligible), incorporated by reference to Exhibit 4.13 to the Company’s Registration Statement on Form S-8 filed on May 22, 2015 (SEC File No. 333-204403).

10.8

Form of Non-Qualified Stock Option Agreement under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (not retirement eligible), incorporated by reference to Exhibit 4.14 to the Company’s Registration Statement on Form S-8 filed on May 22, 2015 (SEC File No. 333-204403).

10.9

Form of Non-Qualified Stock Option Agreement under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (international), incorporated by reference to Exhibit 4.15 to the Company’s Registration Statement on Form S-8 filed on May 22, 2015 (SEC File No. 333-204403).